UNITED STATES
                                 SECURITIES AND
                               EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM N-CSR

              CERTFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


                  Investment Company Act file number: 811-4321

                     JPMorgan Value Opportunities Fund, Inc.
                             1101 Vermont Avenue, NW
                              Washington, DC 20005

       Registrant's telephone number, including area code: (202) 842-5665

                   Date of fiscal year end: December 31, 2004

                     Date of reporting period: June 30, 2004


                              Howard L. Kitzmiller
                                    Secretary
                     JPMorgan Value Opportunities Fund, Inc.
                             1101 Vermont Avenue, NW
                              Washington, DC 20005

                                   Copies to:
                            JOHN JUDE O'DONNELL, Esq.
                  THOMPSON, O'DONNELL, MARKHAM, NORTON & HANNON
                      1212 New York Avenue, Suite 1000, N.W.
                             Washington, D.C. 20005
                          (Counsel for the Registrant)




















Item 1 - Semi-Annual Report for the Period Ended June 30, 2004

Semi-Annual Report June 30, 2004 (Unaudited)

JPMorgan Funds

Value Opportunities Fund

(logo JPMorgan Flemming)
Asset Management

Contents

Presidents Letter                                1
Investment Advisor Commentary                    3
Portfolio of Investments                         5
Financial Statements                             9
Notes to Financial Statements                   12
Financial Highlights                            16

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Funds prospectus for a discussion of the Funds investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMorgan Value Opportunities Fund

President's Letter                                              August 10, 2004

Dear Fellow Shareholders,

The JPMorgan Value Opportunities Fund net asset value per share (Class A) was $17.27 on June 30, 2004, an increase of 3.91% over the December 31, 2003 net asset value of $16.62. The Fund's performance during this six-month period was in line with the major stock indexes, including the Standard & Poors 500 Composite Index (+3.29%), the Dow Jones Industrial Average (+3.75%) and the Russell 1000 Value Index (+3.94%). The Investment Advisor's Report on page three provides more information about the performance of industries and companies held by the Fund.

By comparison to the strong rally in 2003, the market entered a somewhat sluggish period during the first half of this year. Investor confidence appears to have diminished, due perhaps to increasing concerns about inflation and more frequent reports of disturbing news from the Middle East.

Notwithstanding the stock market's tepid performance during the first half of the year, the economy has continued to strengthen during 2004. The Gross Domestic Product grew at an annualized rate of 3.9% in the first quarter and is estimated to have grown at a rate of 3% during the second quarter. When the economic recovery started several years ago, it was largely driven by consumer-related spending. During 2004, however, the manufacturing sector has also been expanding. New jobs were created. Corporate earnings have been strong and corporate profits have increased. Construction spending reached a record level in May. Consumer confidence reached a two-year high in June. This good news has been tempered somewhat by higher oil prices and some concerns about the prospect of a rising inflation rate. On June 30, the Federal Reserve raised the short term federal funds interest rate a quarter of a point to 1.25% from its 46-year low of 1.0%. Many economists expect that the Federal Reserve will continue to gradually raise short term interest rates to more historically-normal levels. We are optimistic that the economy will continue to grow in 2004 at sustainable levels without the corrosive effect of high inflation.

At its meeting on February 19, 2004, the Board of Directors of the Fund elected
J. Knox Singleton as an independent director to fill the vacancy created in January when Leonard P. Steuart, II resigned for health and personal reasons. Mr. Singleton is President and Chief Executive Officer of Inova Health System, one of the largest health care organizations in the Washington, DC metropolitan region. The Board expressed its sincere appreciation to Mr. Steuart for his 10 years of dedicated service to the Fund and its shareholders.

As you may know, J.P. Morgan Chase & Co. and Bank One Corporation merged in July, as approved by both firms' shareholders. The Fund's investment advisor believes that the newly combined organization will have top-tier positions in both wholesale and retail financial services, an extensive client base and greater scale, as well as an extraordinarily talented team that shares common values and a strong client orientation.

If you have any questions or comments about the Fund, please do not hesitate to contact us. As always, we look forward to reporting to you again in six months.

Sincerely yours,

(signature)
Jeffrey L. Steele
President

(The following paragraph was actually inserted within the text above as a "callout.")

Please note that current performance may be higher or lower than the performance data shown. The Fund is currently waiving certain fees. Removal of the waiver would reduce returns. Investors should carefully read the Fund prospectus, which includes information on the Fund's investment objective and risks as well as charges and expenses along with other information. Investors should review the information in the prospectus carefully before investing. For up to date month-end performance information, or to receive a Fund prospectus, please call 800-348-4782. Please read it carefully before investing or sending money.

JPMorgan Value Opportunities Fund

Investment Advisors Report as of June 30, 2004

Q: How did the Fund perform?

A: Year-to-date through June 30, 2004, the Fund appreciated by 3.9%. Its benchmark, the Russell 1000 Value Index, had the same return.

Q: Why did the Fund perform this way?

A: During this period, the Funds performance benefited from solid stock selection within the Industrial Products and Services, Telecommuni-cations, and Transportation sectors. At the stock-specific level, aiding performance the most was a position in Tyco, as the company's portfolio of diversified industrial products, together with its improved balance sheet, resulted in strong cash-flow generation, growing investor confidence and a recent upgrade by Moody's. The Telecommunications industry was aided by holdings in Verizon and American Tower, while avoiding the holding of AT&T. Verizon rallied as courts overturned UNE-P rulings set by the Federal Communications Commission. Within Transportation, Norfolk Southern did well as its management avoided the many railroad bottlenecks that plagued many of its competitors. Elsewhere within the portfolio, positons in Washingon Post and Countrywide Financial contributed notably to performance.

Alternatively, stock picking within the Consumer Staples and Metals and Mining industries detracted from results. In Consumer Staples, a position in Altria detracted from results, as the company had to deal with a series of adverse legal rulings. In Metals and Mining, the Chinese governments efforts to cool its economy lowered the demand for raw materials, which hurt Alcoas stock, thereby undermining performance somewhat. In addition, positions in SunTrust and Viacom negatively impacted the Funds return.

Q: How was the Fund managed?

A: In terms of the markets, we managed the Fund with a cautious outlook, as we believed that good news (improving economy and earnings) had been fully priced in, but the risk of bad news (continued inflation pressures leading to aggressive Fed tightening) had not. At the margin, we saw better valuations in larger cap companies, as smaller caps had outperformed for such an extended period. That said, we continued to manage the Funds assets with a largely sector-neutral, style-consistent approach, driven by the stock-selection insights of our fundamental research work. At the stock-specific level, the portfolio concentrated in names within each sector that we deemed to be inexpensive relative to their sector peers and to our forecasts for their long-term earnings and cash flow.

(Unaudited)

JPMorgan Value Opportunities Fund
As of June 30, 2004

(bar chart of Portfolio Diversification showing following data as horizontal bars)

Portfolio Diversification by Sector (percent of net assets)

                        Commercial Banks    15.48%
        Industrial Products and Services    13.79%
                                  Energy    11.77%
                  Consumer Discretionary    10.15%
                        Consumer Staples     5.84%
             Telecommunications Services     5.84%
                        Consumer Finance     5.66%
                               Utilities     5.05%
                               Insurance     4.92%
                               Materials     4.82%
                  Information Technology     3.93%
                        Mortgage Finance     3.76%
                             Health Care     3.58%
                         Capital Markets     2.61%
               Cash and Cash Equivalents     1.63%
                             Real Estate     1.17%

(end of bar chart)

Top Ten Equity Holdings of the Portfolio

1. Citigroup Inc. (5.86%)
2. Exxon Mobil Corp. (5.18%)
3. Bank of America Corp. (4.11%)
4. Verizon Communications Corp. (3.37%)
5. General Electric Corp. (2.61%)
6. Jones Apparel Group, Inc. (2.50%)
7. Tyco International LTD (Bermuda) (2.47%)
8. SunTrust Banks, Inc. (2.45%)
9. Altria Group, Inc. (2.27%)
10.Viacom Inc. (2.01%)

Top 10 equity holdings comprised 32.83% ($13,035,810) of the Funds net assets. As of June 30, 2004 the Fund held 78 equity holdings. Portfolio holdings are subject to change at any time.

(Unaudited)

JPMorgan Value Opportunities Fund
Portfolio of Investments

As of June 30, 2004 (unaudited)

Shares   Issuer                                                          Value

Long-Term Investments -- 98.37%
           Common Stocks -- 98.37%


           Aerospace & Defense -- 3.22%
    6,200  Honeywell International Inc.                           $    227,106
   12,400  Lockheed Martin Corp.                                       645,792
   11,300  Raytheon Co.                                                404,201
                                                                     1,277,099

           Apparel  2.50%
   25,100  Jones Apparel Group, Inc.                                   990,948

           Capital Markets  2.61%
    3,500  Merrill Lynch & Co.                                         188,930
   14,200  Morgan Stanley                                              749,334
   10,100  Charles Schwab Corp.                                         97,061
                                                                     1,035,325

           Chemicals  2.32%
    6,000  Dow Chemical Co.                                            244,200
   17,000  Praxair, Inc.                                               678,470
                                                                       922,670

           Commercial Banks  15.48%
   19,300  Bank of America Corp.                                     1,633,166
   14,100  Bank of New York Co., Inc.                                  415,668
   50,000  Citigroup Inc.                                            2,324,999
    5,000  Provident Bankshares Corp.                                  144,200
   15,000  SunTrust Banks, Inc.                                        974,850
    7,600  US Bancorp                                                  209,456
   10,000  Wachovia Corp.                                              445,000
                                                                     6,147,339

           Commercial Services & Supplies  1.75%
   12,473  Accenture Ltd./1/                                           342,758
    8,000  Cendant Corp./1/                                            195,840
    5,200  Waste Management, Inc.                                      159,380
                                                                       697,978

           Communications Equipment  .85%
   18,400  Motorola, Inc.                                              335,800
                                                                       335,800

           Computers & Peripherals  2.63%
    5,400  Computer Associates International                           151,524
   13,900  Hewlett-Packard Co.                                         293,290
    4,800  International Business Machines Corp.                       423,120
   12,100  Seagate Technology                                          174,603
                                                                     1,042,537

           Consumer Finance  5.66%
    8,000  Ambac Financial Inc.                                        587,520
   10,600  Capital One Financial Corporation                           724,828
    3,999  Countrywide Financial Corporation                           280,930
   17,000  CIT Group                                                   650,930
                                                                     2,244,208

           Consumer Staples  5.84%
   18,000  Altria Group, Inc.                                     $    900,900
    7,700  CVS Corp.                                                   323,554
    4,300  Colgate-Palmolive Corp.                                     251,335
    9,100  Kraft Foods Inc.                                            288,288
    5,600  Masco Corp.                                                 174,608
    7,000  Procter & Gamble Corp.                                      381,080
                                                                     2,319,765

           Health Care Equipment & Supplies  0.58%
    4,100  Guidant Corp.                                               229,108

           Health Care Providers & Services  2.22%
    6,000  Anthem Inc./1/                                              537,360
    8,300  HCA Inc.                                                    345,197
                                                                       882,557

           Hotels, Restaurants & Leisure  1.42%
   21,700  McDonalds Corp.                                             564,200

           Industrial Conglomerates  5.08%
   31,934  General Electric Corp.                                    1,034,662
   29,600  Tyco International LTD (Bermuda)                            980,944
                                                                     2,015,606

           Insurance  4.92%
    8,400  Allstate Corp.                                              391,020
   12,100  Assurant, Inc.                                              319,198
    8,800  Renaissance Re Holdings Ltd.                                474,760
   11,268  The St. Paul Travelers Cos.                                 456,805
   8,4400  Willis Group Holdings                                       314,580
                                                                     1,956,363

           Machinery  1.52%
    8,000  Danaher Corp.                                               414,800
    3,300  Grainger (WW), Inc.                                         189,750
                                                                       604,550

           Media  5.36%
   85,900  Liberty Media Corp. Class A /1/                             772,241
   22,400  Viacom Inc.                                                 800,128
      600  The Washington Post Company, Class B                        558,006
                                                                     2,130,375

           Metals & Mining  2.50%
   19,500  Alcoa Inc.                                                  644,085
   10,000  United States Steel Corporation                             351,200
                                                                       995,285

           Mortgage Finance & Thrifts  3.76%
   10,300  Fannie Mae                                                  735,008
   12,000  Freddie Mac                                                 759,600
                                                                     1,494,608
           Oil & Gas  11.77%
   13,000  Anadarko Petroleum Corp.                               $    761,800
    4,700  Baker Hughes, Inc.                                          176,955
    7,600  ChevronTexaco Corp.                                         715,236
    9,400  ConocoPhillips Inc.                                         717,126
   46,300  Exxon Mobil Corp.                                         2,056,183
   10,000  Rowan Companies/1/                                          243,300
                                                                     4,670,600

           Pharmaceuticals  0.78%
    8,600  Wyeth                                                       310,976

           Real Estate  1.17%
    6,600  Archstone-Smith Trust                                       193,578
    9,900  Equity Office Properties Trust                              269,280
                                                                       462,858

           Retailing  0.87%
    7,000  Federated Department Stores, Inc.                           343,700

           Semiconductors & Semiconductor Equipment  0.45%
    8,000  Altera Corporation                                          177,760

           Telecommunications Services  5.84%
   20,000  Citizens Communications Corp./1/                            242,000
   10,300  Cox Communications Corp./1/                                 286,237
    6,200  SBC Communications Corp.                                    150,350
   17,200  Sprint Corp. FON Group                                      302,720
   37,000  Verizon Communications Corp.                              1,339,030
                                                                     2,320,337

           Trading Companies & Distributors  0.61%
    7,400  Prologis                                                    243,608

           Transportation  1.61%
   15,100  Norfolk Southern Corp.                                      400,452
   14,200  Southwest Airlines                                          238,134
                                                                       638,586

           Utilities  5.05%
    7,700  American Electric Power Co., Inc.                           246,400
    6,700  Dominion Resources, Inc.                                    422,636
   20,000  PG&E Corp./1/                                               558,800
    6,400  PPL Corp.                                                   293,760
   12,000  Pinnacle West Capital Corp.                                 484,680
                                                                     2,006,276

           Total Long-Term Investments (Cost $27,147,096)           39,061,022

Short-Term Investments  1.07%
           Money Market Fund  1.07%
  423,719  JPMorgan Prime Money Market Fund /2/                  $    423,719
           (Cost $423,719)

           Total Investments  99.44%                                39,484,741
           (Cost $27,570,815)

Other assets in excess of other liabilities  .56%                      221,807
Net Assets  100.00%                                                $39,706,548


/1/ Non-income producing security.
/2/ Affiliated. Money Market Fund registered under the Investment Company Act of 1940, as amended and advised by J.P. Morgan Fleming Asset Management, Inc., an affiliate of the Advisor.


See notes to financial statements.

JPMorgan Value Opportunities Fund

Statement of Assets & Liabilities
As of June 30, 2004 (unaudited)

Assets:
  Investment securities at value                     $39,484,741
  Cash                                                    48,560
  Receivable for securities sold                         287,164
  Interest and dividends receivable                       38,251
  Receivable for Fund shares sold                         14,515
Total assets                                                       $39,873,231
Liabilities:
  Payable for adviser and management services             14,819
  Payable for distribution plans                          24,242
  Payable for other accrued expenses                      30,359
  Payable for securities purchased                        97,263

Total liabilities                                                      166,683

Net Assets:
  Capital paid in on shares of capital stock          24,127,720
  Accumulated undistributed net
    investment income                                    123,227
  Accumulated net realized gain
    on investments                                     3,541,675
  Unrealized gains                                    11,913,926

Total Net Assets                                                   $39,706,548

Total Authorized Capital Stock 25,000,000 shares, $.01 par value:
  Class A net assets, 2,286,097 shares outstanding                 $39,486,601
  Class A net asset value per share                            $         17.27
  Class A maximum offering price per share                     $         18.32
  Class B net assets, 12,921 shares outstanding                $       219,947
  Class B net asset value per share/1/                         $         17.02

Cost of investments                                                $27,570,815

/1/ Redemption price may be reduced by contingent deferred sales charge.

See notes to financial statements

JPMorgan Value Opportunities Fund

Statement of Operations
For the six months ended June 30, 2004 (unaudited)

Investment Income:
  Dividends                                         $    402,788
  Dividend income from affiliated investments              3,425
Total Investment Income                                           $    406,213
Expenses:
  Investment advisory fee                                 98,267
  Business management fee                                 34,393
  Distribution expenses                                   37,852
  Transfer agent fee                                      67,456
  Auditing and legal fees                                 27,100
  Custodian fee                                           16,308
  Directors fees                                           7,600
  Postage, stationery and supplies                           765
  Reports to shareholders                                 10,324
  Registration and prospectus                             15,166
  Other                                                   20,000
Total Expenses                                                         335,231
  Less amounts waived                                                   51,099
Net Expenses                                                           284,132
Net Investment Income                                                  122,081
Realized and Unrealized Gain (loss) on Investments:
  Net realized gain on equities,
    identified cost basis                              3,541,675
  Net change in unrealized gain                      (2,150,736)
    Net realized and change in
    unrealized gain (loss) on investments                            1,390,939
Net increase in net assets resulting
  from operations                                                 $  1,513,020

See notes to financial statements.

JPMorgan Value Opportunities Fund

Statement of Changes in Net Assets
For the Periods Indicated

                                                      Six Months       Year
                                                         Ended         Ended
                                                       6/30/04/1/     12/31/03

Increase (Decrease) in Net Assets
  From Operations:
  Net investment income                             $    122,081  $    216,430
  Net realized gain on equity investments              3,541,675     7,546,415
  Net change in unrealized gain
    on investments                                   (2,150,736)     2,109,109

  Net increase in net assets
    from operations                                    1,513,020     9,871,954

Distributions to Shareholders from:
  Net investment income                                              (194,130)
  Net realized gains                                               (7,240,126)
Total distribution to shareholders                                 (7,434,256)

Capital Stock Transactions:

  Net (decrease) increase in net assets
  resulting from capital stock transactions            (918,309)     4,864,426

Total increase in net assets                             594,711     7,302,124

Net Assets:
  Beginning of period                                 39,111,837    31,809,713

  End of period                                     $ 39,706,548   $39,111,837

/1/ Unaudited

See notes to financial statements.

JPMorgan Value Opportunities Fund

Notes to Financial Statements (unaudited)

1. Organization

The JPMorgan Value Opportunities Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1985 as The Growth Fund of Washington, Inc. and operated as such through December 30, 2001. On December 31, 2001 the Fund began operating as the JPMorgan Value Opportunities Fund with a new investment objective, two share classes, two distribution plans, a new investment advisor, and a new business management contract. The Fund is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open end, diversified investment company. The Fund's objective is to provide for long-term capital appreciation.

The Fund offers Class A and Class B shares. Class A shares generally have a front-end sales charge while Class B shares provide for a contingent deferred sales charge. All classes have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder service fees, and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreement.

J.P. Morgan Investment Management Inc. ("JPMIM", a direct wholly-owned subsidiary of J.P. Morgan Chase & Co.) is the Fund's investment advisor (the "Investment Advisor"). Washington Management Corporation (WMC) is the Fund's business manager (the "Business Manager"). WMC is a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated. J.P. Morgan Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., is the distributor of the Fund's shares.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies of the Fund:

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments -- Securities (except for short-term obligations) are valued at the last sales price on the exchange or national securities market on which the securities primarily are traded. The value of National Market System equity securities quoted by The Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities not listed on an exchange or national securities market, or securities in which there were no reported transactions, are valued at the mean between the bid and asked quotations. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which reliable recent market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

B. Securities Transactions and Investment Income -- Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recorded on the accrual basis.

C. Federal Income Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no Federal income tax provision is required. The tax character of distributions paid was:

                                Six Months Ended
                                  June 30, 2004                     2003
  Ordinary income                      --                       $  194,130
  Long-term capital gain               --                        7,240,126
  Total distributions                  --                       $7,434,256

During the year ended December 31, 2003 the following reclassification was made: paid-in-capital was increased by $328,086, undistributed investment income was decreased by $21,797 and accumulated net realized gain was decreased by $306,289. Net investment income, net realized gains and net assets were not affected by this change. For Federal income tax purposes, the cost of investment securities equalled $27,570,815 and unrealized appreciation equalled $11,913,926 at June 30, 2004.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee -- The JPMIM Investment Advisory Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% on the Fund's net assets. During the period JPMIM contractually waived $25,550.

B. Business Management Fee -- The Business Management Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.175% on Fund net assets. During the period WMC contractually waived $25,549. The Fund pays all expenses not assumed by the Investment Advisor or Business Manager.

C. Custodian Fees -- Pursuant to the custodian agreement with JPMorgan Chase Bank (a direct wholly-owned subsidiary of J.P. Morgan Chase & Co.), the Fund received credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $16,308 includes $92 that was paid by these credits rather than in cash.

D. Shareholder Service Fees -- The Fund adopted a Shareholder Services Plan effective December 31, 2001, which, among other things, provides that the Fund may obtain the services of one or more Shareholder Servicing Agents. For their services, the Agents may receive a fee that is computed daily and paid monthly at an annual rate of up to 0.25% (Class A) and 0.25% (Class B) of the average daily net assets of each of the respective share classes. Class A shares incurred no such expenses and Class B shares incurred $228 in shareholder service expenses during the six months ended June 30, 2004.

E. Distribution Fees -- Each share class has a Distribution Plan. The Class A Plan pays a fee at a maximum annual rate of 0.25% of the Class A average daily net assets. The Class B Plan pays a fee at an annual rate of 0.75% of the Class B average daily net assets. Payments under the Plans are primarily intended to result in the sale and retention of Fund shares including, but not limited to, advertising, sales and other expenses of the Distributor relating to selling or servicing efforts, expenses of organizing and conducting sales seminars, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers whose customers purchase Fund shares. Class A shares incurred $37,169 and Class B shares incurred $683 in distribution expenses during the six months ended June 30, 2004.

Johnston, Lemon & Co. Incorporated, a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated (JLG), earned $14,672 on its retail sales of shares of the Fund and Distribution Plans fees. Sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations.

All Officers and three Directors of the Fund are affiliated persons (as defined in the Act) of the Business Manager and received no remuneration from the Fund in such capacities.

4. Investment Transactions

The Fund made purchases of investment securities, other than short-term securities, of $8,968,899 and sales of $10,110,830 during the six months ended June 30, 2004. Net unrealized gains at June 30, 2004 included unrealized gains of $12,082,115 and unrealized losses of $168,189.

5. Concentrations and Indemnifications

From time to time, the Fund may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Capital Share Transactions
Capital stock transactions were as follows for the periods presented:

                                    Class A Shares          Class B Shares
                                  Amount      Shares      Amount      Shares
                                        Six Months ended June 30, 2004

Shares sold                 $   246,286      14,505  $    134,038       7,839
Shares issued
  in reinvestment
  of distributions                  --          --            --          --
Shares redeemed              (1,284,329)    (75,593)      (14,304)       (861)
Net (decrease) increase in
  Fund shares outstanding   $(1,038,043)    (61,088)  $    119,734       6,978

                                         Year ended December 31, 2003

Shares sold                  $   969,291      55,735  $     97,522       5,509
Shares issued
  in reinvestment
  of distributions             6,566,359     404,583        15,586         970
Shares redeemed               (2,757,635)   (166,968)      (26,697)     (1,424)
Net increase in Fund
  shares outstanding         $ 4,778,015     293,350  $     86,411       5,055

Financial Highlights

                                                       Class A                                            Class B
                                         Six Months                                           Six Months        Year
                                            Ended         Year Ended December 31,                Ended     Ended Dec. 31,
Per Share Operating Performance:         6/30/04/1/ 2003     2002     2001     2000    1999  6/30/04/1/    2003        2002
Net asset value, beginning of period       $16.62   $15.48   $20.86   $28.05   $28.83  $30.86  $16.45      $15.40      $20.86
Income from investment operations:
Net investment income (loss)                  .05      .10      .06      .02      .04     .08    (.01)/2/    (.01)/2/    (.08)/2/
  Net gains and losses on securities
    (both realized and unrealized)            .60     4.86    (2.63)   (4.28)     .10   (1.36)    .58        4.78       (2.63)
Total from investment operations              .65     4.96    (2.57)   (4.26)     .14   (1.28)    .57        4.77       (2.71)
Less distributions:
  Dividends from net investment income         --     (.10)    (.06)    (.02)    (.05)   (.08)     --          --          --
  Distributions from capital gains             --    (3.72)   (2.75)   (2.91)    (.87)   (.67)     --       (3.72)      (2.75)
    Total distributions                        --    (3.82)   (2.81)   (2.93)    (.92)   (.75)     --       (3.72)      (2.75)
Net asset value, end of period             $17.27   $16.62   $15.48   $20.86   $28.05  $28.83  $17.02      $16.45      $15.40
Total Return/3/                             3.91%   32.63%  (12.54%) (15.31%)    .65%  (4.15%)  3.47%      31.56%     (13.21%)
Ratios/Supplemental Data:
  Net assets, end of period (thousands)    $39,487  $39,014  $31,796  $51,253  $62,075 $69,741    $220        $98         $14
Ratio of Expenses to Average Net Assets:
  Net expense                               1.44%/4/  1.41%    1.46%    1.39%    1.25%   1.18%   2.34% /4/  2.14%       2.45%
  Net investment income                      .62%/4/   .64%     .42%     .09%     .21%    .30%   (.11%)/4/  (.08%)      (.40%)
  Expenses without waivers                  1.70%/4/  1.65%      N/A      N/A      N/A     N/A   2.60% /4/  2.38%         N/A
  Net investment income without waivers      .36%/4/   .40%      N/A      N/A      N/A     N/A   (.48%)/4/  (.32%)        N/A
Portfolio Turnover Rate -- All Classes     23.04%    60.83%   51.20%   14.42%   11.73%   8.07%

/1/ Unaudited
/2/ Calculated based on average shares outstanding
/3/ Total return figures do not include the effect of any front-end or deferred sales charge
/4/ Annualized

N/A = not applicable

See notes to financial statements.

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392
1-800-348-4782

OFFICES OF THE FUND AND OF THE BUSINESS MANAGER
Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005-3585
202-842-5665

INVESTMENT ADVISOR
J.P. Morgan Investment Management, Inc.

CUSTODIAN
JPMorgan Chase Bank

DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc.

TRANSFER AGENT
DST Systems, Inc.

LEGAL COUNSEL
Thompson, ODonnell, Markham, Norton & Hannon

INDEPENDENTAUDITORS
PricewaterhouseCoopers LLP

As with all unaudited semi-annual reports, the financial information in this report has been taken from the books and records of the Fund without examination by independent accountants, who express no opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank (Chase). Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

A list of portfolio holdings is available 30 days after month end, upon request. Please call 1-800-348-4782 to obtain further information.

"JPMorgan Funds Proxy Voting Guidelines" which describes how we vote proxies relating to portfolio securities is available upon request, free of charge, by calling 1-800-348-4782, visiting the JPMorgan Funds website at www.jpmorganfunds.com or accessing the U.S. Securities and Exhange Commission website at www.sec.gov. The Fund's voting record for the most recent 12 months ended June 30 is available on the JPMorgan Funds and SEC websites.

SAN-VO-604
JPMorgan Value Opportunities Fund
1101 Vermont Avenue, NW
Washington, DC 20005-3585

(c)J.P. Morgan Chase & Co., 2004 All Rights Reserved, June 2004


 Item 2 - Code of Ethics

Not applicable to this filing.


Item 3 - Audit Committee Financial Expert

Not applicable to this filing.


Item 4 - Principal Accountant Fees and Services

Not applicable to this filing.


Item 5 - Audit Committee Disclosure for Listed Companies

Not applicable to this Registrant


Item 6 - Schedule of Investments

Not applicable to this filing.


Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant

Item 8 - Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant

Item 9 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since the registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The registrant has a Governance Committee comprised solely of persons who are not considered "interested persons" of the registrant within the meaning of the Investment Company Act of 1940. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Governance Committee of the registrant, c/o the registrant's Secretary, and should be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Governance Committee.



Item 10 - Controls and Procedures

(a) The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


Item 11 - Exhibits

(a) (1) Not applicable to this filing.

    (2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Section 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

  JPMorgan Value Opportunites Fund, Inc.

  By /s/  Jeffrey L. Steele, President and PEO

  Date: September 2, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By  /s/ Jeffrey L. Steele, President and PEO

Date: September 2, 2004



 By /s/  Michael W. Stockton, Vice President and Treasurer

Date: September 2, 2004